UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 31, 2024, Harvard Apparatus Regenerative Technology, Inc. (the “Company”) entered into an exclusive distribution agreement (the “Distribution Agreement”) with Health Regen, Inc. (the “Distributor”) pursuant to which the Distributor has agreed to purchase and sell the Company’s consumer health and dietary supplement products (the “Products”).

The Distribution Agreement contains customary indemnifications, representations, warranties and covenants. The exclusivity period of the Distribution Agreement commences on November 1, 2024, and expires on December 31, 2030 (the “Exclusivity Period”). During the Exclusivity period the Company and the Distributor have agreed the Company will not engage or authorize any other third-party to distribute or sell the Products globally. The Company is entitled to a mark-up fee on the Product manufacturing costs, and the Company is entitled to pass-through costs for any services procured on behalf of the Distributor.

The Distribution Agreement may be terminated by mutual agreement to terminate, or if the Company decides to terminate the Distribution Agreement before the end of the Exclusivity Period ends the Company will pay the Distributor a termination fee of three times the projected annual sales in year 6 of the Distribution Agreement.

The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Exclusive Distribution Agreement, between Harvard Apparatus Regenerative Technology, Inc. and Health Regen, Inc., dated October 31, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Registrant)

November 6, 2024	/s/ Joseph Damasio
(Date)	Joseph Damasio
Chief Financial Officer

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